SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 30, 1997



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                   0-23954                  54-1589139
(State of                           (Commission              (IRS Employer
incorporation)                      File Number)             Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                   23219
         (Address of principal                                (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761





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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index


Item 5.  Other Events

Item 7.  Financial Statements and Exhibits


         a.       Exhibits

                  4.1 Credit Agreement dated as of October 30, 1997, by and among Cornerstone Realty Income Trust, Inc., and any Additional Borrowers party thereto, as Borrowers, the Lenders referred to therein, and First Union National Bank, as Agent

                  4.2 Joinder Agreement dated as of December 31, 1997 to the Credit Agreement dated as of October 30, 1997, by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, CRIT-NC, LLC, the lenders party thereto, and First Union National Bank, as Agent

                  4.3 (1) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $65,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of First Union National Bank, and (2) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of AmSouth Bank, and (3) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $25,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Crestar Bank, and
                           (4) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $20,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Fleet National Bank, and (5) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $30,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Guaranty Federal Bank, F.S.B.

                  10.1     Articles of Organization of CRIT-NC, LLC

                  10.2 Operating Agreement of CRIT-NC, LLC dated as of December 9, 1997


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Item 5.  Other Events

         On December 30, 1997, Cornerstone Realty Income Trust, Inc. (the "Company") transferred all of its properties in North Carolina to CRIT-NC, LLC, a Virginia limited liability company ("CRIT-NC"). CRIT-NC is a single-member limited liability company and the sole member (owner) is the Company.

         The Company transferred its North Carolina properties to CRIT-NC with a view to achieving three objectives. First, the ownership and operation of the North Carolina properties in an entity separate from the Company may insulate
Company assets from liabilities that could arise from the North Carolina properties. Satisfaction of such liabilities could be limited to the assets of CRIT-NC. Second, the establishment of CRIT-NC may facilitate, in the future, the use of limited liability company or partnership interests as consideration for property "sellers" who may want to transfer properties to the Company on an income tax-deferred basis. The foregoing objectives are also relevant to the Company's properties in other jurisdictions and the Company may, in the future, consider transferring other properties to other subsidiaries that the Company may organize. The third objective that may be realized by the transfer of the North Carolina properties to CRIT-NC is the possible reduction of the Company's liability for certain North Carolina franchise taxes.

         In  connection  with  the  Company's  transfer  of its  North  Carolina properties to CRIT-NC, CRIT-NC became a co-borrower and co-obligor on the Company's Credit Agreement and promissory notes issued thereunder (the "Unsecured Line of Credit"). The Lenders under the Unsecured Line of Credit and their respective loan commitments thereunder are: First Union National Bank - $65 million, AmSouth Bank - $35 million, Crestar Bank - $25 million, Fleet National Bank - $20 million, and Guaranty Federal Bank, F.S.B. - $30 million.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Cornerstone Realty Income Trust, Inc.


Date: January 9, 1998                      By: /s/ Stanley J. Olander, Jr.
                                               ---------------------------
                                               Stanley J. Olander, Jr.,
                                               Chief Financial Officer
                                               of Cornerstone Realty
                                               Income Trust, Inc.


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



                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                        Form 8-K dated December 30, 1997



Exhibit Number             Exhibit


         4.1 Credit Agreement dated as of October 30, 1997, by and among Cornerstone Realty Income Trust, Inc., and any Additional Borrowers party thereto, as Borrowers, the Lenders referred to therein, and First Union National Bank, as Agent

         4.2 Joinder Agreement dated as of December 31, 1997 to the Credit Agreement dated as of October 30, 1997, by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, CRIT-NC, LLC, the lenders party thereto, and First Union National Bank, as Agent

         4.3 (1) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $65,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of First Union National Bank, and (2) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of AmSouth Bank, and (3) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $25,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Crestar Bank, and
                           (4) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $20,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Fleet National Bank, and (5) Amended and Restated Revolving Credit Note dated December 31, 1997 in the principal amount of up to $30,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of Guaranty Federal Bank, F.S.B.

         10.1              Articles of Organization of CRIT-NC, LLC

         10.2              Operating  Agreement  of  CRIT-NC,  LLC  dated as of
                           December 9, 1997



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